Initial SEPARATION AGREEMENT THIS SEPARATION AGREEMENT (“Agreement”) is made by and between Kendra Krugman (“Executive”), Carter’s, Inc. (“Carter’s”) and its subsidiary The William Carter Company (“TWCC” and, together with Carter’s, the “Company”). WHEREAS the Executive has been employed as the Chief Product Officer pursuant to the Amended and Restated Severance Agreement between the Executive and the Company dated July 15, 2018, by and between the Executive and TWCC (“Employment Agreement”). WHEREAS the Executive has provided the Company valuable service during her employment; WHEREAS the Executive and the Company, pursuant to Paragraph 3(c)(ii) of the Employment Agreement, have reached agreement on the timing and other terms and conditions of the Executive’s separation from employment with the Company, including without limitation the payments and benefits to be provided the Executive in connection therewith; and WHEREAS the Company and the Executive wish to memorialize all of the aforementioned terms and conditions of their agreement; NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions, and conditions set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Separation from Service. (a) Except as provided herein, each of the Executive and the Company hereby waives any notice that might otherwise be required from the other in connection with the Executive’s separation from the service of the Company, whether under the Employment Agreement or otherwise, and the parties hereby confirm that the Executive’s employment by the Company will terminate, effective as of October 21, 2025, or on an earlier agreed upon date (“Separation Date”). (b) The Executive and the Company also hereby confirm that, effective as of the Separation Date, the Executive shall resign, and the Company shall accept her resignation, from the Executive’s occupancy of any and all offices and directorships for any of the Company’s subsidiaries or other affiliates. The Executive shall execute such additional confirmations of the foregoing resignations as the Company may reasonably request. 2. Compensation and Benefits. The Company shall pay to the Executive the following as full compensation for the services performed by the Executive through the Exhibit 10.1

2 ________ Initial Separation Date in full satisfaction of any rights the Executive may have under the Employment Agreement, subject to the other terms and conditions of this Agreement: (a) Following the Separation Date, the Company shall pay to the Executive her salary earned during the final payroll period of her employment, through the Separation Date, but not as yet paid, if any, and a vacation payout equivalent to two and one half (2.5) weeks of vacation. The Company shall reimburse any business expenses incurred by the Executive through the Separation Date that are eligible for reimbursement under Company policies but have not yet been reimbursed, provided that the Executive submits those expenses, with all required documentation and substantiation, within 30 days following the date such expenses were incurred. Appropriate reimbursement of the expenses shall be made promptly, but not later than the end of the calendar year following the calendar year in which the expense is incurred. Executive shall retain her right to all vested benefits in any pension, profit sharing, 401(k), or other retirement plan as of her Separation Date. (b) Following the Separation Date, the Company will pay the Executive Two hundred and fifty thousand dollars ($250,000) as outlined in the parties Retention Agreement executed on April 1, 2025. Payment will be remitted on October 31, 2025. (c) Following the Separation Date, the Company will pay the Executive a total of 12 months of pay (“Severance Pay Period”). This severance pay amounts to Seven hundred seventy-five thousand dollars and no/cents ($775,000), which will be paid in equal installments of $29,807.70 on a bi-weekly basis and coincide with the Company’s regular pay periods commencing on December 21, 2025. Executive’s first severance payment on December 21, 2025, will be a lump sum payment of $149,038.50, which represents the first five installments of severance pay in compliance with Paragraph 4(b)(i) of the Employment Agreement. The Company and the Executive acknowledge and agree that the Executive will not be eligible to receive any severance or other benefit under the Company’s Severance Plan, or any other severance plan or arrangement of the Company, except as provided in this Agreement. The severance shall be subject to withholding for state and federal taxes and lawful authorized deductions for any benefit plans in which Executive continues to participate during the Severance Pay Period. The foregoing severance payments will not be treated as compensation under any pension, profit sharing, 401(k), or other benefit plan that bases benefits in whole or part on compensation received from the Company. (d) After the Separation Date, provided the Executive and the Executive’s dependents are eligible to continue to participate in the Company’s group medical insurance plans following the date the Executive’s employment terminates under the federal law commonly known as “COBRA” and elect to do so in a timely manner, then, until the earlier of (A) twelve (12) months following the Separation Date, (B) the date the Executive becomes eligible for coverage under the health plans of another employer, or (C) the date the Executive ceases to be eligible to continue participation in the Company’s health plans under COBRA, the Company will cover the employer portion of the

3 ________ Initial premiums for the coverage at the same rate as if the Executive remained an active employee of the Company. The premium contributions will be made directly to the Benefits administrator in this case, resulting in the Executive being charged a lower monthly rate for COBRA coverage. (e) On the date when other bonuses, if any, are paid for fiscal 2025 to participants in the Company’s Amended and Restated Annual Incentive Plan (“Bonus Plan”), but not later than March 15, 2026, the Company shall pay the Executive her prorated bonus for 2025 as if she had continued her employment through October 21, 2025, subject to approval by the Compensation Committee, in accordance with the Bonus Plan. The amount of any such bonus shall be determined by multiplying the amount of the bonus that would have been paid to the Executive pursuant to the Bonus Plan had the Executive remained employed for the full fiscal year by a fraction, the numerator, which is 294 (the days actually worked by the Executive in 2025), and the denominator, which is 365. (f) The parties hereto acknowledge that the Executive currently holds restricted shares of, and options to acquire common stock of, Carter’s that have been granted to the Executive under the Carter’s, Inc. Amended and Restated Equity Incentive Plan or predecessor plans (“Equity Plan”). The parties agree that vesting of the Executive’s shares and options will continue as normal through the Separation Date. The parties hereto agree that, upon the Separation Date, any unvested shares of restricted stock and any unvested stock options shall be terminated and shall be of no further force or effect. Any vested options shall continue to be exercisable until the expiration of sixty (60) days following the Separation Date and will then, to the extent not previously exercised, immediately expire; provided, that nothing in this Agreement shall affect the future applicability of any corporate merger, acquisition or similar provision of the plans or programs under which the vested options were granted that might result in an earlier termination or conversion of the options so referenced. Except for the restricted stock and stock options referenced in this subsection (f), the Executive has no equity or equity-based awards from the Company. Executive understands and agrees that she will not receive any additional equity grants in 2025 other than those grants already received in 2025 by Executive. 3. Section 409A Compliance. The Executive will be deemed to have an “involuntary separation from service," as defined in Treasury Regulation § 1.409A-1(n), on her Separation Date. Furthermore, each installment payment or benefit provided for in this Agreement is a separate payment within the meaning of Treasury Regulation section 1.409A-2(b)(2)(i). Accordingly, the payments made under this Agreement are intended to fall within the short-term deferral exemption and/or the separation pay exemption as provided under Treasury Regulation § 1.409A-1(b)(4) and -1(b)(9), respectively (“Exemptions”). If the payments under this Agreement are determined to not fall under one of the Exemptions and if the Executive is a “specified employee,” as defined in section 409A of the Internal Revenue Code of 1986, as amended, the Company will delay payments provided for in this Agreement in accordance with Treasury Regulation §

4 ________ Initial 1.409A-3(i)(2). To the extent that the payments under this Agreement fall within one or both of the Exemptions, the Company in its sole discretion may choose to accelerate the payments in Section 2(b). 4. Withholding. All payments made and benefits provided directly or indirectly by the Company under this Agreement shall be reduced by any tax or other amounts required to be withheld under applicable law, and all such withheld amounts shall be deemed to have been paid to the Executive hereunder. The Company may withhold, or cause to be withheld, from any source of payments owed to the Executive; or, if the cash portion of amounts paid contemporaneously with the withholding obligation are not sufficient, the Company may require the Executive to pay (and the Executive upon notice thereof shall promptly pay) by separate check, all amounts required to be withheld in respect of any such payments or benefits. 5. Acknowledgement of Full Payment. The Executive hereby acknowledges and agrees that the payments to be provided under Section 2(a) of this Agreement are in complete satisfaction of any and all compensation due to the Executive from the Company, whether for services provided to the Company or otherwise, through the Separation Date, and that, except as expressly provided in Sections 2(b) through 2(f) hereof, no further compensation of any kind is owed or will be paid to the Executive. 6. Status of Employee Benefits. The Executive’s participation in all employee benefit plans of the Company will cease in accordance with the terms of those plans, except as expressly provided herein. 7. Cooperation. The Executive shall cooperate with the Company in order to facilitate a smooth transition of the Executive’s responsibilities and for other purposes as the Company deems appropriate and which are related to the Executive’s employment. The Executive also agrees to cooperate with the Company and its representatives with respect to all matters arising during or related to her employment, including but not limited to, all matters in connection to international licensees, operations in Canada and Mexico, and any governmental investigation, litigation, or regulatory or other proceeding which may have arisen during her employment or which may arise following the signing of this Agreement. Executive understands that she will not receive any additional compensation for such cooperation, except that the Company will, pursuant to the Company’s By-laws, provide indemnification to Executive in connection with her participation in any pending or new, civil, administrative, regulatory, or criminal cases based upon facts and events which may have occurred while Executive was employed by the Company. Executive must submit a Letter of Undertaking to the Company, subject to approval by the Board of Directors, to obtain indemnification and any advancement of Executive’s legal and related expenses. Executive agrees that any testimony she provides in connection with such cooperation will be truthful. 8. Surviving Obligations. Paragraphs 8, 9, and 10 of the Employment Agreement, and such other provisions of the Employment Agreement as are necessary or desirable for the enforcement by the Company of its rights under those enumerated paragraphs shall

5 ________ Initial survive execution of this Agreement and the termination of the Executive’s employment and of the Employment Agreement in accordance with the terms of the aforesaid paragraphs. The parties agree that Section 10(a) of the Employment Agreement shall be amended so that the second sentence is deleted and replaced with the following sentence: Therefore, Executive agrees that, during Executive’s employment and for one year following the Separation Date, regardless of the basis or timing of termination (the “Restricted Period”), Executive shall not, directly or indirectly, provide services in a Restricted Capacity (as defined in the Employment Agreement) in the Restricted Territory (as defined in the Employment Agreement) to children’s specialty retail brands, including but not limited to, Justice, Children’s Place, Gap Kids, Old Navy, and Hanna Anderson. The Company acknowledges that any unpaid obligations it owes Executive pursuant to this Agreement shall inure to her estate upon her death. 9. Release of Claims. (a) In exchange for those payments and benefits to be provided the Executive under Sections 2(b) through 2(f) hereof in accordance with this Agreement, and for other good and valuable consideration, to which the Executive would not otherwise be entitled, the Executive agrees completely and irrevocably to release all claims, obligations, causes of action and demands which she has or ever had, from the beginning of time to the Separation date, against the Company, its parents, subsidiaries, divisions, joint ventures, partnerships and/or affiliated entities, their predecessors, successors and assigns, and all of their present and/or former officers, directors, managers, supervisors, employees, shareholders, agents, representatives, and employee benefit or pension plans or funds (and the trustees, administrators, fiduciaries and insurers of such programs) (collectively, the “Released Parties”). The Executive agrees that any person acting by, through or under her, such as her heirs, executors, administrators, representatives and assigns, are also bound by her release of claims. (b) The Executive understands that these are the claims this release includes but are not limited to: (i) any claims under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Equal Pay Act, the National Labor Relations Act, the Pregnancy Discrimination Act, the Genetic Information and Discrimination Act of 2008, the Employee Retirement Income Security Act of 1974, Sections 503 and 504 of the Rehabilitation Act of 1973, the Worker Adjustment Retraining and Notification Act, and the Sarbanes Oxley Act of 2002, all as amended; (ii) any claims under any state or local labor law and/or discrimination law, and all other federal, state and local discrimination, labor or employment laws or regulations; (iii) any other claims relating to or arising out of her employment, the terms and conditions of her employment and/or the termination of her employment, in law or in equity, including, without limitation, claims for discrimination, retaliation, or harassment (on the basis of age, race, color, religion, national origin, gender, sexual orientation, marital status, citizenship status, genetic predisposition, veteran status or any other basis protected by law), whistle-blowing, breach of contract (oral or written,

6 ________ Initial express or implied) or of policy or practice, constructive discharge, wrongful discharge, detrimental reliance, negligence, emotional distress, pain and suffering, compensatory and punitive damages and all other torts, including any intentional torts, such as defamation; (iv) any claims subject to federal, state and local occupational safety and health laws and regulations; (v) claims under any other federal, state or local Constitution, statute, regulation, or agreement or duty; and (vi) any claims for attorneys’ fees, costs, disbursements and/or the like, or for equitable relief and reinstatement. (c) The Executive understands that she is releasing all claims, whether or not they are known to his at the time he signs this Agreement. (d) The Executive understands this Agreement does not apply to any claims or rights (i) that may arise after the date that the Executive signs this Agreement, (ii) for the consideration for or breach of this Agreement, (iii) for reimbursement of business expenses incurred on behalf of the Company under the Company’s expense reimbursement policies, (iv) for vested rights under any Company ERISA-covered employee benefit plans as applicable on the date Executive signs this Agreement, (v) for any claims that controlling law clearly states may not be released by settlement, such as, but not limited to, claims for Worker’s Compensation benefits for job-related illness or injury, (vi) for any right of indemnification that the Executive has pursuant to the Articles of Incorporation or By-Laws of the Company, or (vii) to challenge the validity of this Agreement under the Older Workers Benefit Protection Act (“OWBPA”). (e) The Executive further understands that nothing in this Agreement prevents you from filing a charge or complaint with or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission (“EEOC”), National Labor Relations Board (“NLRB”), the U.S. Securities and Exchange Commission (“SEC”), or any other federal, state or local agency charged with the enforcement of any employment or securities laws, although by signing this Agreement Executive is waiving her right to individual relief from the Company based on claims asserted in such a charge or complaint, regardless of whether she or another party has filed it. (f) This Agreement, including the release of claims set forth above, creates legally binding obligations, and the Company therefore advises the Executive to consult an attorney before signing this Agreement. By signing this Agreement, the Executive gives the Company assurance that the Executive has signed it voluntarily and with a full understanding of its terms; that the Executive has had sufficient opportunity, before signing this Agreement, to consider its terms and to consult with an attorney, if the Executive wished to do so, or to consult with any other person of her choosing; and that, in signing this Agreement, the Executive has not relied on any promises or representations, express or implied, that are not set forth expressly in this Agreement.

7 ________ Initial 10. Conditions for Receiving Severance. The Executive agrees and acknowledges that she has maintained, and shall maintain, complete compliance with all of the following representations, warranties, and conditions in order to be eligible to receive the severance pay and benefits described in Sections 2(b) through 2(f). In the event the Executive intentionally fails to fulfill any of the following material representations, warranties, or conditions, as determined by the Company in its discretion, the Company shall, with notice to the Executive, cease payment of all severance pay and benefits hereunder, and shall likewise be entitled to the immediate forfeiture and recapture of all severance pay and benefits paid to the Executive prior to its discovery of the same. The Executive shall use the dispute resolution provision in Section 22 to challenge any determination by the Company made pursuant to this Section. The Executive represents and warrants that: (a) At all times during the pendency of her employment, the Executive represents that she complied with all state and federal laws, and conducted herself with the highest degree of fidelity to the Company, committing no acts of bribery, corruption, theft, embezzlement, misappropriation, insider trading, or other forms of substantial misconduct contrary to the interests of the Company. Executive further represents that she is unaware of any acts of other Company employees or agents in violation of the Company’s Code of Ethics, any state or federal laws or acts of bribery, corruption, theft, embezzlement, misappropriation, insider trading or other forms of misconduct contrary to the interests of the Company. (b) At all times during the pendency of her employment, the Executive complied with each of her obligations under Paragraphs 8, 9 and10 of the Employment Agreement with respect to Confidential Information, Work Product, and Non-Competition and Non-Solicitation, respectively. (c) The Executive’s obligations herein and pursuant to Paragraphs 8, 9 and 10 of the Employment Agreement shall continue in full force and effect from the date hereof, and that the Executive’s full compliance with such obligations shall be a condition to the Executive’s eligibility to accept this Agreement and to receive or retain its benefits (excluding only those payments to be provided in accordance with Section 2(a) herein) and to the performance of the Company hereunder. Additionally, the Executive agrees that her obligations under Paragraph 10 of the Employment Agreement shall continue for the Severance Pay Period covered in Section 2(b) of this Agreement. (d) Except as otherwise provided in Section 2(f) herein, the Executive shall or has returned to the Company all Confidential Information (as defined below), work product, and all other Company property, on or before the Separation Date, including, but not limited to, keys, credit cards, documents, records, identification cards, office equipment, portable computers, mobile telephones, pagers, hand held electronic devices, and parking cards. Company has received, deleted and returned to Executive for her personal use a cell phone and iPad.

8 ________ Initial 11. Confidentiality. (a) Executive, pursuant to Paragraph 8 of the Employment Agreement, has not and shall not disclose any information of the Company or its subsidiaries that is not generally known by others or previously acquired by Executive prior to her employment, including but not limited to: (1) the development, research, testing, manufacturing, marketing and financial activities of the Company or any of its affiliate entities, (2) the products and services offered by the Company or any of its affiliate entities, (3) the costs, sources of supply and financial information, performance, and strategic plans of the Company or any affiliate entities, (4) the identity and special needs of the customers of the Company and its affiliated entities, (5) the people and organizations with whom the Company and its affiliate entities have business relationship and the nature and substance of those relationships, and (6) trade secrets and other proprietary information (collectively, “Confidential Information”). Executive acknowledges and agrees that the Confidential Information is the sole and exclusive property of the Company and that she has not and shall not use any Confidential Information for her own benefit. Executive agrees that the aforementioned restrictions shall remain applicable for a period of three years after her Separation Date. (b) Confidential Information shall not include information obtainable thru internet searches, online data bases, or subscription services. Executive shall not share specific information about the Company’s pricing, strategies, or profitability except to the extent such information is generally known from her employment prior to Carter’s. (c) Executive agrees to keep the existence and terms of this Agreement confidential, except for disclosures necessary to enforce this Agreement, or disclosures made to her attorney, tax advisor, or members of her immediate family, provided that all persons to whom permissible disclosures are made agree not to disclose the same to others. Mutual Non-Disparagement. Executive and the Company, pursuant to Paragraph 10 of the Employment Agreement, will not make, directly or indirectly, to any person or entity including, but not limited to, present or former employees of the Company and/or the press, any disparaging oral or written statements about the other, their employees and customers, or Executive’s employment with or separation from employment with the Company, or intentionally do anything which damages the Executive or the Company and/or their services, reputation, financial status, or business relationships. This Section shall not prevent Executive from testifying truthfully under oath pursuant to a valid and enforceable subpoena, court order and/or similar process from a judicial, arbitral, administrative or regulatory body of competent jurisdiction, or from participating in a government proceeding or investigation as stated above in Sections 7 and 9.

9 ________ Initial 12. Voluntary Agreement. The Executive acknowledges that: (a) The Executive has read this entire document, and she fully understands it. The Executive understands its legal and binding effect. The Executive is acting voluntarily and of her own free will in executing this Agreement. (b) The benefits the Company is providing the Executive in return for signing this Agreement are in addition to anything of value to which she is already entitled. Specifically, the Executive acknowledges that she is not otherwise entitled to the benefits of this severance agreement from the Company. (c) The Executive has had the opportunity to seek, and the Executive was advised in writing to seek, legal counsel prior to signing this Agreement. (d) The severance pay set forth in Sections 2(b) through 2(f) of this Agreement provides valid and sufficient consideration for his undertakings in this Agreement, including the release of claims in Section 9, and her obligations under Paragraphs 8,9, and 10 of the Employment Agreement with respect to Confidential Information, Work Product, and Non-Solicitation. (e) This Agreement will be void if the Executive does not sign it within the 53 days, she has been given to consider it, or if she revokes it as provided below. (f) The Executive has been given at least 53 days to consider the terms of this Agreement before signing it. If the Executive signs this Agreement before the full 53-day consideration period expires, she is knowingly and voluntarily waiving the remainder of the 53-day consideration period. The Executive has not been asked by the Company to shorten her time to consider whether to sign this Agreement. The Company has not threatened to withdraw or alter the benefits due the Executive prior to the expiration of the 53-day consideration period. The Company has not promised or provided different terms to the Executive for signing this Agreement prior to the expiration of the 53-day consideration period. (g) The Executive agrees with the Company that changes to this Agreement, whether material or immaterial, do not restart the running of the 53-day consideration period. The Executive has (a) received all compensation due his as a result of services performed for the Company; (b) reported to the Company any and all work-related injuries incurred by her during her employment with the Company; (c) been properly provided any leave of absence because of her or a family member’s health condition and has not been subjected to any improper treatment, conduct, or actions due to a request for or taking such leave, and (d) previously disclosed any potential violations of the Company’s Code of Ethics.

10 ________ Initial 13. Revocation. (a) The Executive understands that if she signs this Agreement, she can change her mind and revoke it within seven (7) days after signing it by returning it with a written revocation notice to Jill Wilson, Senior Vice President of Human Resources and Talent Development, 3438 Peachtree Road, Suite 1800, Atlanta, Georgia 30326, Phone: (678) 399-4466. The Executive understands that this Agreement will not be effective until after this seven-day period has expired (“Revocation Period”), and she will receive no benefits before the eighth day after she signs this Agreement. The Executive understands and agrees that she will begin receiving severance as indicated above in Section 2. (b) If Executive decides to revoke, her written revocation notice should clearly state that “I hereby revoke my agreement to the Agreement that I signed on [date].” The Executive should type or print his name so the Company knows who she is, and the Executive must sign her name to the notice. The Executive understands that, to revoke this Agreement, she must deliver the signed revocation notice to Jill Wilson. To be effective, the notice of revocation must be sent to Jill Wilson no later than the seventh day after the Executive has signed the Agreement. 14. Binding Agreement. (a) The Executive understands that following the seven-day Revocation Period, this Agreement will be final and binding. The Executive promises that she will not pursue any claim that she has settled by this Agreement. If the Executive breaks this promise, the Executive agrees to pay all of the Company’s costs and expenses (including reasonable attorneys’ fees) related to the defense of any claims. This paragraph does not apply to claims that the Executive may have under the OWBPA and the Age Discrimination in Employment Act of 1967 (“ADEA”). Such claims are covered by the next paragraph. (b) Although the Executive is releasing claims that she may have under the OWBPA and the ADEA, the Executive understands that she may challenge the knowing and voluntary nature of this Agreement under the OWBPA and the ADEA before a court, the EEOC, the NLRB, or any other federal, state or local agency charged with the enforcement of any employment laws. The Executive understands, however, that if she pursues a claim against the Company under the OWBPA and/or the ADEA, a court has the discretion to determine whether the Company is entitled to restitution, recoupment, or set off (hereinafter “Reduction”) against a monetary award obtained by the Executive in the court proceeding. A reduction never can exceed the amount the Executive recovers, or the severance she received for signing this Agreement, whichever is less. The Executive also recognizes that the Company may be entitled to recover costs and attorneys’ fees incurred by the Company as specifically authorized under applicable law. (c) Executive further understands that nothing in this Agreement generally prevents her from filing a charge or complaint with or from participating in an investigation or proceeding conducted by the EEOC, NLRB, or any other federal, state or

11 ________ Initial local agency charged with the enforcement of any employment laws, although by signing this Agreement the Executive is waiving her right to individual relief based on claims asserted in such a charge or complaint. 15. No Admission of Liability. This Agreement is not an admission by the Released Parties of any liability or wrongdoing or a violation of any statute, regulation, duty, law, contract, right, or order. The Released Parties disclaim any liability the Executive or any other person for any alleged violation of any statute, regulation, duty, law, contract or order. 16. Entire Agreement. This Agreement constitutes the complete and total agreement between the Company and the Executive with respect to issues addressed in this Agreement. However, the Executive agrees this Agreement will not in any way affect, modify, or nullify any agreement(s) she may have entered into with the Company that obligates her to refrain from competitive activity, to protect the Company’s confidential information, and/or refrain from soliciting the Company’s employees after her employment is terminated, and that any such obligations contained in those agreement(s) remain in full force and effect. Specifically, those paragraphs of the Employment Agreement that survive have been incorporated by reference. 17. No Reliance. The Executive represents that in signing this Agreement, she is not relying on any other agreements or representations not fully expressed in this document. 18. Modification. This Agreement shall not be modified, altered, or discharged except by written agreement signed by an authorized Company representative and the Executive. 19. Headings. The headings in this document are for reference only and shall not in any way affect the meaning of this Agreement. 20. Use of this Agreement in Subsequent Proceedings. The Executive further agrees that this Agreement may be used as evidence in a subsequent proceeding in which the Company or the Executive alleges a breach of this Agreement or as a complete defense to any lawsuit or claim. Other than this exception, or disclosure to the EEOC or NLRB or any other federal, state, or local agency charged with the enforcement of any employment laws, as provided in Section 9 above, the Executive agrees he will not offer or introduce this Agreement as evidence in any administrative proceeding, arbitration, or lawsuit. 21. Enforcement. It is understood and agreed that if, at any time, a violation of any term of this Agreement is asserted by any party hereto, that said party shall have the right to seek specific performance of that term and/or any other necessary and proper relief, including but not limited to damages, from any federal or state court of competent jurisdiction within the State of Georgia. The failure of either party to insist upon strict adherence to any term of this Agreement shall not be considered a waiver of that term or of any other term of this Agreement, and shall not deprive that party of the right to later insist upon strict adherence to that term or any other term of the Agreement.

12 ________ Initial 22. Severability. The Executive agrees that should any part of this Agreement be found to be void or unenforceable by a court of competent jurisdiction, that determination will not affect the remainder of this Agreement. 23. Governing Law/Venue. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia and any applicable federal laws. All disputes relating to this Agreement shall be resolved exclusively in the state or federal courts of Georgia, to whose jurisdiction the parties hereto expressly consent. [REMAINDER OF PAGE INTENTIONALLY BLANK]

13 ________ Initial THE UNDERSIGNED HEREBY AFFIRM THAT HE HAS CAREFULLY READ THE FOREGOING SEPARATION AGREEMENT, KNOWS THE CONTENTS THEREOF, AND SIGNS THE SAME OF HIS IS OWN FREE ACT. This Agreement may be executed in one or more counterparts. Carter’s, Inc. and The William Carter Company By: _______________________________ Name: Jill Wilson Title: SVP Human Resources & Talent Development Date: ______________ I, Kendra Krugman, hereby accept the severance pay and benefits upon the terms and conditions set forth in this Agreement. By: ___________________________________ Name: Kendra Krugman Date: _____________________